SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): May 20, 1998


                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


    Delaware                   0-22046                       38-3114641
---------------         ------------------------         -------------------
(State or other         (Commission File Number)          (I.R.S. Employer
jurisdiction of                                          Identification No.)
incorporation)



  50 Spring Street, Ramsey, New Jersey                             07446
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(Address of principal executive offices)                        (Zip Code)


                                 (201) 934-8500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
      ---------------------------------------------------------------------
      (Former name, former address and former fiscal year, if changed since last report.)


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Item 2.  Acquisitions and Dispositions

         On May 20, 1998, Bogen Communications International, Inc., a Delaware corporation (the "Company"), consummated the acquisition of the 33% equity interest in Speech Design GmbH, a German corporation ("Speech Design"), held by Mr. Kasimir Arciszewski and Mr. Hans Meiler, the founders and managing directors of Speech Design. Pursuant to the Share Transfer Agreement, dated May 20, 1998 (the "Share Transfer Agreement"), by and among the Company and Messrs. Arciszewski and Meiler, the aggregate consideration paid by the Company for the 33% equity interest approximated $8 million before acquisition cost, consisting of DM 7,570,000 (approximately U.S. $4.3 million) in cash and 458,000 restricted shares of the Company's common stock, par value $.001 per share (the "Common Stock"). The sellers obtained certain registration rights with respect to such restricted shares. As a result of such acquisition, Speech Design became a wholly-owned subsidiary of the Company.

         In connection with the acquisition, each of Messrs. Arciszewski and Meiler entered into three-year management agreements with Speech Design (the "Management Agreements"). Under the terms of these management agreements, Messrs. Arciszewski and Meiler will continue to serve as the managing directors of Speech Design. In addition, each of Messrs. Arciszewski and Meiler were issued an option pursuant to the Company's 1996 Stock Option Plan, dated June 1, 1998, to purchase 100,000 shares of Common Stock, which options have an exercise price of $8.50 per share and vest in equal annual installments on the first five anniversary dates of the date of the issuance of the options.

         The cash portion of the purchase price was financed by drawing against the Company's $20 million revolving line for acquisitions, which is part of the $27 million bank credit facility (the "New Credit Facility") with KeyBank National Association. See "Item 5. Other Events" for a description of the New Credit Facility.

         Pursuant to the Mergers & Acquisition Engagement Agreement, dated August, 1997, as amended on November 28, 1997, between the Company and Helix Capital Services, Inc. ("Helix"), the Company paid Helix approximately $164,000 for services rendered in connection with the Speech Design Acquisition. Messrs. Yoav Stern and Zivi R. Nedivi, directors of the Company, are principals of Helix.

         The descriptions of the Share Transfer Agreement and the Management Agreements contained herein are qualified in their entirety by reference to the Share Transfer Agreement and Management Agreements which are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and which are incorporated herein by reference.

Item 5. Other Events

         On April 21, 1998, the Company entered into the New Credit Facility, which matures on April 30, 2001. The New Credit Facility provides, subject to certain criteria, a $20 million revolving line for acquisition financing and a $7 million working capital line. with a

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$1 million sub-limit for letters of credit, unreimbursed time drafts and/or bankers acceptances. The New Credit Facility bears interest at either the bank's prime rate or, at the option of the Company at LIBOR plus 125 to 200 basis points, based upon certain financial conditions. The New Credit Facility replaced the Company's prior $7 million credit facility which was scheduled to mature on February 5, 1999. All amounts outstanding under such credit facility were refinanced with the proceeds from the New Credit Facility.

         On May 19, 1998, all of the holders of the Company's Series A Convertible Preferred Stock (the "Preferred Stock") notified the Company of their election to convert their shares of Preferred Stock into Common Stock effective July 1, 1998. The Board of Directors of the Company elected to pay the semi-annual dividend payable on the Preferred Stock for the period commencing on November 26, 1997, the date of issuance of the Preferred Stock, and ending on June 30, 1998, in additional shares of Preferred Stock in lieu of cash. Accordingly, the dividend will be paid in the number of shares of Common Stock into which such additional shares of Preferred Stock would have been converted. In connection with the conversion of the Preferred Stock and the shares issued in connection with the dividend payment, the Company will issue an additional 3,921,562 shares of Common Stock.

         The description of the New Credit Facility contained herein is qualified in its entirety by reference to the Credit Agreement which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements

         Prior to the acquisition, the Company held a 67% interest in Speech Design. Accordingly, the results of operations of Speech Design have been included in the consolidated financial statements of the Company previously filed with the Securities and Exchange Commission.

         (b)  Pro Forma Financial Statements

         Pro forma financial statements relating to the Speech Design acquisition will be filed by amendment within 60 days of the initial date of this report.

         (c)  Exhibits

Exhibit
Number                                 Description
-------                                -----------
10.1 Share Transfer Agreement, dated May 20, 1998, by and among Bogen Communications International, Inc., Kasimir Arciszewski and Hans Meiler.


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10.2   Management Agreement, dated May 20, 1998, between Speech Design GmbH and
       Kasimir Arciszewski.

10.3 Management Agreement, dated May 20, 1998, between Speech Design GmbH and Hans Meiler.

10.4 Credit Agreement, dated as of April 21, 1998, among Bogen Communications International, Inc., Bogen Communications, Inc., various financial institutions and KeyBank National Association.

10.5 Guaranty of Payment and Performance, dated April 21, 1998, by Bogen Corporation.

10.6 Guaranty of Payment and Performance, dated April 21, 1998, by New England Audio Resource Corp.

10.7 Security Agreement, dated April 21, 1998, by Bogen Communications International, Inc. in favor of KeyBank National Association.

10.8 Security Agreement, dated April 21, 1998, by Bogen Communications, Inc. in favor of KeyBank National Association.

10.9 Security Agreement, dated April 21, 1998, by Bogen Corporation in favor of KeyBank National Association.

10.10 Security Agreement, dated April 21, 1998, by New England Audio Resource Corp. in favor of KeyBank National Association.

10.11 Borrower Pledge Agreement, dated April 21, 1998, by and between Bogen Communications International, Inc. and KeyBank National Association.

10.12 Borrower Pledge Agreement, dated April 21, 1998, by and between Bogen Communications International, Inc. and KeyBank National Association.

10.13 Guarantor Pledge Agreement, dated April 21, 1998, by and between Bogen Corporation and KeyBank National Association.

10.14 Borrower Pledge Agreement, dated April 21, 1998, by and between Bogen Communications, Inc. and KeyBank National Association.


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99.1   Press release, dated May 21, 1998, issued by Bogen Communications
       International, Inc. regarding Speech Design GmbH.

99.2 Press release, dated May 21, 1998, issued by Bogen Communications International, Inc. regarding conversion of the Series A Convertible Preferred Stock.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    BOGEN COMMUNICATIONS INTERNATIONAL, INC.
                                    (Registrant)




                                    /s/ Michael P. Fleischer
                                    ----------------------------
                                    Name:   Michael P. Fleischer
Date:  June 3, 1998                 Title:  President


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                                Index to Exhibits



Exhibit
Number                                        Description
-------                                       -----------

10.1 Stock Purchase Agreement, dated May 21, 1998, by and among Bogen Communications International, Inc., Kasimir Arciszewski and Hans Meiler.

10.2 Employment Agreement, dated May 21, 1998, between Speech Design GmbH and Kasimir Arciszewski.

10.3 Employment Agreement, dated May 21, 1998, between Speech Design GmbH and Hans Meiler.

10.4 Credit Agreement, dated as of April 21, 1998, among Bogen Communications International, Inc., Bogen Communications, Inc., various financial institutions and KeyBank National Association.

10.5 Guaranty of Payment and Performance, dated April 21, 1998, by Bogen Corporation.

10.6 Guaranty of Payment and Performance, dated April 21, 1998, by New England Audio Resource Corp.

10.7 Security Agreement, dated April 21, 1998, by Bogen Communications International, Inc. in favor of KeyBank National Association.

10.8 Security Agreement, dated April 21, 1998, by Bogen Communications, Inc. in favor of KeyBank National Association.

10.9 Security Agreement, dated April 21, 1998, by Bogen Corporation in favor of KeyBank National Association.

10.10 Security Agreement, dated April 21, 1998, by New England Audio Resource Corp. in favor of KeyBank National Association.

10.11 Borrower Pledge Agreement, dated April 21, 1998, by and between Bogen Communications International, Inc. and KeyBank National Association.

10.12 Borrower Pledge Agreement, dated April 21, 1998, by and Bogen Communications International, Inc. and KeyBank National Association.


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                                       7

10.13 Guarantor Pledge Agreement, dated April 21, 1998, by and between Bogen Corporation and KeyBank National Association.

10.14 Borrower Pledge Agreement, dated April 21, 1998, by and between Bogen Communications, Inc. and KeyBank National Association.

99.1 Press release, dated May 21, 1998, issued by Bogen Communications International, Inc. regarding Speech Design GmbH.

99.2 Press release, dated May 21, 1998, issued by Bogen Communications International, Inc. regarding conversion of the Series A Convertible Preferred Stock.